UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2023 (September 13, 2023)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23247	82-235867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 North Clark Street, Suite 2430, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (312) 374-6930

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	XFLT	New York Stock Exchange
6.50% Series 2026 Term Preferred Shares (Liquidation Preference $25.00)	XFLTPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

XAI Octagon Floating Rate & Alternative Income Term Trust (NYSE: XFLT) (the “Trust”) has entered into a new Transfer Agency and Registrar Services Agreement (the “Equiniti Agreement”) with Equiniti Trust Company, LLC (“Equiniti”), which was formerly known as American Stock Transfer & Trust Company, LLC, pursuant to which Equiniti began serving as the Trust’s transfer agent and registrar effective September 13, 2023. Equiniti replaced the Trust’s prior transfer agent, DST Systems, Inc. (“DST”) and accordingly, the services provided to the Trust by DST under the Trust’s transfer agency agreement with DST (the “DST Agreement”) were terminated effective that same day. The DST Agreement will be terminated effective September 25, 2023. Equiniti’s principal business address is 6201 15th Avenue, Brooklyn, New York 11219.

Equiniti serves as Plan Agent under the Trust’s Dividend Reinvestment Plan. All correspondence concerning the Plan should be directed to Equiniti, as Plan Agent, at XAI Octagon Floating Rate & Alternative Income Term Trust, c/o Equiniti Trust Company, LLC, 6201 15th Ave, Brooklyn, New York 11219.

The foregoing description of the Equiniti Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Equiniti Agreement filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

The relevant information relating to the termination of the DST Agreement found in Item 1.01 above is hereby incorporated by reference into this Item 1.02.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Transfer Agency and Registrar Services Agreement between Equiniti Trust Company, LLC and the Trust
10.2	Dividend Reinvestment Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

Date: September 13, 2023	By:	/s/ Benjamin D. McCulloch
	Name:	Benjamin D. McCulloch
	Title:	Secretary and Chief Legal Officer

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